INVESCO QQQ TRUSTSM, SERIES 1
SUPPLEMENT DATED DECEMBER 10, 2020
TO THE PROSPECTUS DATED JANUARY 31, 2020,
AS PREVIOUSLY SUPPLEMENTED
Effective December 18, 2020, the following disclosure is added to the end of note 4 appearing under “THE INDEX – Initial Eligibility Criteria” in the prospectus:
Security types generally eligible for inclusion in the Index are common stocks, ordinary shares, tracking stocks, shares of beneficial interest, and limited partnership interests, as well as American Depositary Receipts (“ADRs”) that represent securities of non-U.S. issuers. Companies organized as Real Estate Investment Trusts (“REITs”) are not eligible for inclusion in the Index.
Effective December 18, 2020, the following disclosure is added to the end of note 6 appearing under “THE INDEX – Continued Eligibility Criteria” in the prospectus:
Security types generally eligible for inclusion in the Index are common stocks, ordinary shares, tracking stocks, shares of beneficial interest, and limited partnership interests, as well as ADRs that represent securities of non-U.S. issuers. Companies organized as REITs are not eligible for inclusion in the Index.
Please Retain This Supplement for Future Reference.
P-QQQ-PRO-1-SUP-5 121020